UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 4, 2011
Fentura Financial, Inc.

(Exact name of registrant as specified in its charter)
Michigan

(State or other jurisdiction of incorporation)

0-23550	38-2806518

(Commission File Number)	(IRS Employer Identification No.)

175 North Leroy Street P.O. Box 725 Fenton, Michigan	48430-0725

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (810) 629-2263
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     As contemplated in Fentura’s Form 8-K filed on January 26, 2011, Fentura closed on its Stock Purchase Agreement with investors affiliated with Northstar Financial, Inc. headquartered in Bad Axe, Michigan on January 31, 2011. Fentura’s announcement with respect to the closing is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Please refer to Fentura’s previously filed Form 8-Ks dated April 28, 2010 and January 26, 2011 for additional information.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit Number
99.1	Fentura Financial, Inc. Announcement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FENTURA FINANCIAL, INC. (Registrant)
By:	/s/Donald L. Grill
Donald L. Grill, President and Chief Executive
Officer

Dated: February 4, 2011

EXHIBIT INDEX

Exhibit Number
99.1	Fentura Financial, Inc. Announcement